                                                                   EXHIBIT 10.28

                               STANDARD SUBLEASE
                  American Industrial Real Estate Association

                                     [LOGO]

1. PARTIES. This Sublease, dated, for reference purposes only, September 4, 1996, is made by and between Ameriquest Technologies, Inc. A Delaware Corporation (herein called "Sublessor") and Central Video, Inc. a California Corporation (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Orange State of California, commonly known as 1051 South East Street, Anaheim, CA 92805 and described as approximately 62,298 square feet concrete tilt up building which is part of a larger 108,000 square foot building. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.      TERM.

        3.1     TERM.  The term of this Sublease shall be for Forty One Months
(41) commencing on November 10, 1996 and ending on April 9, 2000 unless sooner terminated pursuant to any provision hereof.

        3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within thirty (30) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $25,339.91, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $16,893.27 as rent for the period of November 10 thru November 30, 1996 (20 Days). Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $50,679.82 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.      USE.

        6.1 Use. The Premises shall be used and occupied only for the duplication and distribution of video tapes and multimedia products and related office uses and for no other purpose.

        6.2     COMPLIANCE WITH LAW.

        (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

     (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

        6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.      MASTER LEASE

        7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated Jan. 25, 1995 wherein Anaheim Technology Center, a California Limited Partnership is the lessor, hereinafter referred to as the "Master Lessor."

        7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

        7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

        7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Paragraph 3 to the extent it requires Subtenant to pay any and all rental payments waived by Lessor; Paragraph 37 to the extent it requires Subtenant to be responsible for complying with the requirements of the ADA about Subtenant improvements.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8.      ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.      CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     9.3     In the event that Master Lessor does give such consent then:

     (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

     (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

     (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

     (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

     (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

     (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.     BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Voit Commercial Brokerage Company, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $38,523.79 for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

        12.1 RENT: The monthly base rent and adjustments to the base rent as set forth in the first amendment to lease shall be modified as follows:

                                        SUBLEASE PERIOD
                                        ---------------
                Mo. 1-18     11/10/96-4/9/98    $25,339.91/MO.      $.407/SF
                Mo. 19-42    4/10/98-4/9/00     $27,208.67/MO.      $.437/SF

        12.2 OFFICE SPACE: Sublessor at sublessor's sole cost and expense shall deliver office with professionally cleaned carpet and all interior walls newly painted.

        12.3 GUARANTORS: The lease shall be guaranteed by Central De Video S.A., C.V. and by the parent corporation Grupo Video Visa S.A. as per the attached Guarantor forms.

        12.4 HAZARDOUS MATERIALS: Subtenant shall not have any liability for any hazardous materials, in, on, or about the premises, or in any common areas or parking lots, that are in existence prior to the commencement date of this Sublease. Sublessor agrees to protect, indemnify, defend and hold this tenant harmless from any and all claims, incidents, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs arising at any time during or after the term of this Sublease, in connection with or related to, directly or indirectly, the presence of hazardous materials in, on or about the premises prior to the commencement date of this Sublease.

        12.5 TRADE FIXTURES AND FURNITURE: Sublessor agrees that all warehouse racks shall be left at the premises and shall hereafter belong to Subtenant. Sublessor further agrees that any and all other trade fixtures and/or office furnishings left at the premises as of the commencement date of this Sublease shall hereafter belong to Subtenant.

        12.6 Per the Master Lease, paragraph 4.1 Security Deposit, and paragraph 15.2 Excess Sublease Rental, not withstanding the provisions of this sublease, Sublessee has no right to the return of any security deposit from Lessor under the Master lease as contemplated in paragraph 4.1 nor to the benefit of any excess sublease rental or assignment consideration as contemplated in paragraph 15.2

     IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION
     TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATIVE OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.


Executed at Santa Ana                   Ameriquest Technologies, Inc.
           ---------------------        ---------------------------------------

on   October 15, 1996                   By
   -----------------------------           ------------------------------------

address   3 Imperial Promenade          By
        ------------------------           ------------------------------------

--------------------------------                "Sublessor" (Corporate Seal)


Executed at  Santa Ana                    Central Video, Inc.
           ---------------------        --------------------------------------

on  October 15, 1996                    By
   -----------------------------          ------------------------------------

address  3 Imperial Promenade           By
        ------------------------          ------------------------------------

--------------------------------                "Sublessee" (Corporate Seal)

Executed at
            --------------------

on
   -----------------------------

address
       -------------------------

--------------------------------         "MASTER LESSOR" (CORPORATE SEAL)
                                        1.  Central DE Video S.A. DE C.V.
Executed at Mexiodu B.C.                 2.  Grupo Videovisa S.A. DE C.V.
            --------------------        --------------------------------------

on Oct/17/1996                          --------------------------------------
   -----------------------------

address Galaxia No. 2099
--------------------------------

--------------------------------                    "GUARANTORS"



NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071.
       (213) 687-8777

GUARANTEE OF LEASE [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


        WHEREAS, Ameriquest Technologies, Inc. (SubLessor), hereinafter referred to as "Lessor", and Central Video, Inc. (SubLessee), hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated September 4, 1996 concerning the premises commonly known as 1041 So. East Street, Anaheim, CA wherein Lessor will lease the premises to Lessee, and

        WHEREAS, Grupo Video Visa, S.A. hereinafter referred to as "Guarantors" have a financial interest in Lessee, and

        WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

        NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

        It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

        This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

        No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.

        Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

        Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

        Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.

        The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.

        The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issued and profits therefrom, or in, to or under said Lease are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

        The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

        In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

        If this Form has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

Executed at   Mexicali B.C.              Grupo Videovisa S.A. DE C.V.
            -----------------------    ----------------------------------
on            Oct/17/1996               /s/
   --------------------------------    ----------------------------------

Address  Galaxia  2099                 /s/
        ---------------------------    -----------------------------------

-----------------------------------               "GUARANTORS"

*1977--American Industrial Real Estate Association.
All rights reserved. No part of these works may be reproduced in any form without permission in writing.


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (213) 687-8777.

GUARANTEE OF LEASE [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


        WHEREAS, Ameriquest Technologies, Inc. (SubLessor), hereinafter referred to as "Lessor", and Central Video, Inc. (SubLessee), hereinafter referred to as "Lessee", are about to execute a document entitled "Lease" dated September 4, 1996 concerning the premises commonly known as 1051 So. East Street, Anaheim, CA wherein Lessor will lease the premises to Lessee, and

        WHEREAS, Central DE Video S.A. DE., C.V. hereinafter referred to as "Guarantors" have a financial interest in Lessee, and

        WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

        NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

        It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

        This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

        No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.

        Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

        Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

        Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.

        The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.

        The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issued and profits therefrom, or in, to or under said Lease are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

        The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

        In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

        If this Form has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

Executed at   Mexicali B.C.              Central DE Video, S.A. DE, C.V.
            -----------------------    ----------------------------------
on            Oct/17/1996               /s/
   --------------------------------    ----------------------------------

Address  Galaxia No. 2099
        ---------------------------    -----------------------------------

-----------------------------------               "GUARANTORS"


*1977--American Industrial Real Estate Association.
All rights reserved. No part of these works may be reproduced in any form without permission in writing.


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (213) 687-8777.

                            CONSENT TO SUBLETTING


         This Agreement is made as of this 2nd day of October, 1996 by and between ANAHEIM TECHNOLOGY CENTER, a CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), AMERIQUEST TECHNOLOGIES, a DELAWARE CORPORATION ("Tenant"), and CENTRAL VIDEO, INC., a CALIFORNIA CORPORATION ("Subtenant"), with reference to the following facts:

         A. Landlord and Tenant entered into that certain lease agreement dated January 25, 1995 as amended by that certain First Amendment dated June 19, 1995 ("Master Lease"), relating to those certain premises consisting of approximately 62,298 square feet of space located at 1051 East Street, Anaheim, California ("Premises").

         B. Tenant and Subtenant have entered into a sublease agreement in the form of and on terms set forth in that certain Sublease Agreement attached hereto as Exhibit A ("Sublease"). By the terms of the sublease, Tenant will sublease to Subtenant and Subtenant will sublease from Tenant all of the Premises.

         C. Tenant has requested that Landlord consent to Tenant subletting the Premises to Subtenant pursuant to the Sublease. Landlord has agreed to consent to the subletting on the following terms and conditions.

         NOW THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Tenant and Subtenant agree as follows:

         1. Definitions. Unless otherwise defined in this Agreement, all defined terms used in this Agreement shall have the same meaning and definition given them in the Master Lease.

         2. Master Lease. The Sublease is and shall be at all times subject and subordinate to the Master Lease. Subtenant acknowledges and agrees that the term of the Sublease shall automatically terminate upon the termination of the Master Lease for any reason whatsoever, including, without limitation, the termination of the Master Lease prior to the expiration of the term thereof pursuant to a written agreement by and between Landlord and Tenant. Notwithstanding any provision to the contrary in the Sublease or in any other agreement, Subtenant acknowledges that it shall have no right and there shall not be vested in Subtenant any right to exercise rights of first refusal, options, or other similar preferential rights, if any, given to Tenant under the Master Lease.

         3. Consent of Landlord. Landlord hereby consents to the subletting of the Premises to Subtenant pursuant to the terms of the Sublease. Landlord's consent shall not release Tenant of any of its obligations under the Master Lease or release or alter the liability of Tenant to pay rent and all other sums due under the Master Lease. As between Landlord and Tenant, the Sublease shall not alter, amend or otherwise modify any provisions of the Master Lease. Landlord shall have no obligations to any party in connection with the [Premises] [Sublease Premises] other than those obligations set forth in the Master Lease.

         4.      Assignment of Rent.

         4.1 Subject to the terms of Section 4.1, Tenant hereby irrevocably assigns and transfers to Landlord Tenant's rights under the Sublease to all rentals and other sums due Tenant under the Sublease. However, if Tenant shall default in the performance of its obligation under the Master Lease, then Landlord may, at its option, receive and collect, directly from Subtenant, all rentals and other sums due or to be due Tenant under the Sublease. Landlord shall not by reason of the assignment of all rentals and other sums due Tenant under the Sublease nor by reason of the collection of said rentals or other sums from the Subtenant, (a) be bound by or become a party to the Sublease, (b) be deemed to have accepted the attornment of Subtenant, or (c) be deemed liable to Subtenant for any failure of the Tenant to perform and comply with Tenant's obligations under the sublease. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord, stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Landlord the rents and other income due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely solely upon such notice from Landlord.



                               Sublease Page 1

         5.      Indemnification: Insurance.

                 5.1 Tenant shall indemnify and hold harmless Landlord and its Agents, against and from any and all claims, liabilities, judgments, costs, demands, causes of action, and expenses (including, without limitation, reasonable attorneys' fees and consultants' fees) (collectively "Claims") arising from or related to the following: (a) Subtenant's use of the Premises or from any activity done, permitted or suffered by Subtenant in, on or about the Premises, the Building, or the Property; (b) any act or omission by Subtenant or its Agents in connection with or related to the Sublease, the Premises, the Building, or the Property; (c) any breach or default in the terms of the Sublease; (d) any Hazardous Material used, stored, released, disposed, generated, or transported by Subtenant or its Agents in, on, or about the Premises, including without limitation, any Claims arising from or related to any Hazardous Material investigations, monitoring, cleanup or other remedial action; and (e) any action or proceeding brought on account of any matter referred to in items (a), (b), (c) and/or (d). If any action or proceeding is brought against Landlord by reason of any such Claims, upon notice from Landlord, Tenant shall defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. The obligations of Tenant under this
Section 5.1 shall survive any termination of the Sublease or the Master Lease.

                 5.2 Notwithstanding any provision to the contrary in the Sublease, Subtenant shall, at Subtenant's expense, secure and keep in force during the term of the Sublease such insurance as required of Tenant under Paragraph 12 of the Master Lease. Without limiting the generality of the immediately preceding sentence, the policy or policies of such insurance shall name Landlord and its lenders, if any, as additional insureds. A certificate evidencing such insurance shall be delivered to Landlord prior to the commencement of the term of the Sublease.

         6.      Miscellaneous Provisions:

                 6.1 Tenant hereby confirms its agreement as contained in Paragraph 6 of the Master Lease to pay the Landlord, as Additional Rent, (a) all of the Additional Rent allocable to the Premises, and as contained in Paragraph 15.2 of the Master Lease (b) the rent and any additional rent payable by the Subtenant to Tenant, after deducting the costs incurred by Tenant in connection with the subletting to Subtenant.

                 6.2 As required by Paragraph 15.1 of the Master Lease, Tenant shall pay to Landlord, upon Landlord's demand, Landlord's reasonable fees incurred in connection with Landlord's review and processing of documents relating to the subletting of the Premises to Subtenant.

                 6.3 Tenant and Subtenant agree not to amend, modify, supplement, or otherwise change in any respect the Sublease except with the prior consent of Landlord, which consent shall not be unreasonably withheld.

                 6.4 This Agreement, together with the provisions of the Master Lease relating to subletting or assigning, contains the entire agreement of the parties hereto relative to the matters which are the subject of this Agreement. In the event of a permitted assignment under the Master Lease by Landlord or Tenant of its interest in the Master Lease, then the assignee of either Landlord or Tenant shall automatically be deemed to be the assignee of Landlord or Tenant under this Agreement. No other assignment of this Agreement shall be permitted, except with the written consent of all parties hereto. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors, administrators and permitted assigns of all of the parties hereto. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall affect any other provisions of this Lease and all such other provisions shall remain in full force and effect.

                 6.5 In the event that any legal action or proceeding, including, without limitation, arbitration and declaratory relief, is commenced for the purpose of enforcing any rights or remedies pursuant to this Agreement, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties reasonable attorneys' fees, as well as cost of suit, in such action or proceeding, whether or not such action is prosecuted to judgment.


                               Sublease Page 2

IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this Agreement as of the day and year first hereinabove written.

LANDLORD:

ANAHEIM TECHNOLOGY CENTER, a California Limited Partnership

By:      PATRICIAN ASSOCIATES, INC., a California Corporation, General Partner

         By:      /s/ Michael S. Duffy
                 ----------------------------------------------------

         Title:   Vice President
                 ----------------------------------------------------

         Date:
                 ----------------------------------------------------


TENANT:

AMERIQUEST TECHNOLOGIES, INC., a Delaware Corporation

         By:      /s/ [XXXXXXXXXXXXXX]
                 ----------------------------------------------------

         Title:   Corporate Secretary
                 ----------------------------------------------------

         Date:    October 18, 1996
                 ----------------------------------------------------


SUBTENANT:

CENTRAL VIDEO, INC., a California Corporation


         By:      /s/ [XXXXXXXXXXXXXX]
                 ----------------------------------------------------

         Title:   General Manager
                 ----------------------------------------------------

         Date:    October 15, 1996
                 ----------------------------------------------------


GUARANTORS:

CENTRAL VIDEO S.A. DE C.V.

         By:      /s/ [XXXXXXXXXXXXXX]
                 ----------------------------------------------------

         Title:   Executive Vice President
                 ----------------------------------------------------

         Date:    October 17, 1996
                 ----------------------------------------------------


GRUPO VIDEOVISA S.A.

         By:      /s/ [XXXXXXXXXXXXXX]
                 ----------------------------------------------------

         Title:   Chief Financial Officer
                 ----------------------------------------------------

         Date:    October 23, 1996
                 ----------------------------------------------------


         By:      /s/ [XXXXXXXXXXXXXX]
                 ----------------------------------------------------

         Title:   Controller
                 ----------------------------------------------------

         Date:    October 23, 1996
                 ----------------------------------------------------


                               Sublease Page 3

                                  EXHIBIT A


                          Copy of Sublease Agreement






                               Sublease Page 4